UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2023

NightHawk Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35994	26-2844103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	NHWK	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On December 11, 2023, NightHawk Biosciences, Inc. (the “Company”) entered into an Asset and Equity Interests Purchase Agreement (the “Agreement”) with Elusys Holdings Inc., a Delaware corporation (“Buyer”), which is a company controlled by the Company’s Chairman, Chief Executive Officer and President, Jeffrey Wolf, pursuant to which the Company agreed to sell to the Buyer (i) all of the issued and outstanding equity interests in Elusys Therapeutics, Inc., a wholly owned subsidiary of the Company (“Elusys”), and (ii) the exclusive right to use the name “NightHawk” and ownership of all trademark, goodwill and other rights in connection with such name (collectively, the “Purchased Assets”) (such transaction, the “Transaction”). A special committee of the Board (the “Special Committee”) comprised solely of independent board members who were not interested parties in the Transaction negotiated the Agreement with Mr. Wolf and his entity.

Upon execution of the Agreement, the Buyer agreed to assume at the closing of the Transaction (the “Closing”) certain specified liabilities and manufacturing commitments relating to Elusys’ business, currently estimated at $40 million and paid the Company a cash payment of $500,000. The assumed liabilities and manufacturing commitments include all amounts owed to the former owners of Elusys under that certain Agreement and Plan of Merger and Reorganization by and among the Company, Heat Acquisition Sub 1, Inc., Elusys Therapeutics and Fortis Advisors LLC, in its capacity as “Stockholders’ Representative,” and the assumption by Buyer of all operating costs of Elusys, including the costs incurred after the Closing related to Elusys employees, consultants, and regulatory and research costs (collectively, the “Assumed Liabilities”). Mr. Wolf and Mr. Ostrander will continue to serve in their current positions with the Company following the Closing and will also serve as the Chief Executive Officer and Chief Financial Officer, respectively, of the Buyer following the Closing.

Pursuant to the Purchase Agreement, the Buyer will also be obligated to pay to the Company on an annual basis a royalty fee equal to 3% of gross revenue received by Buyer or any of its affiliates or their respective successors or licensees from all sales of the anthrax antitoxin known as ANTHIM® during the period commencing on January 1, 2024 and ending on June 30, 2031; provided that, if as of December 31, 2028, the Company has not received an aggregate of $5,000,000 in such royalty fees, Buyer will be obligated to pay to the Company no later than March 1, 2029 a cash payment equal to the difference between the aggregate amount of such royalty fees received by the Company and $5,000,000.

The Buyer agreed, as a post-closing covenant, to purchase from the Company, no later than January 20, 2024, a convertible promissory note in the aggregate amount of $2,250,000 (the “Note”), the conversion of which is subject to obtaining stockholder approval of the issuance of shares of the Company’s common stock upon such conversion. The Note will bear interest at a rate of 1% per annum, mature on the one-year anniversary of its issuance and convert into shares of our common stock at the option of the Buyer only if stockholder approval of the issuance of such shares of common stock issuable upon conversion of the Note is obtained prior to the maturity date. The conversion price will be equal to 110% of the volume weighted average price (VWAP) of the Company’s common stock for the seven trading days prior to December 11, 2023. Notwithstanding the foregoing, if the Company consummates a public financing, subject to certain exceptions, within sixty days of December 11, 2023, the conversion price shall be adjusted to be 110% of the per share purchase price of the common stock in such public financing. Such adjustment shall only be made upon the first financing in the event of multiple financings during the foregoing period. Based upon a conversion price of $0.39281, which is 110% of the VWAP of our common stock for the seven trading days prior to December 11, 2023, upon conversion of the Note (exclusive of interest), Buyer would be issued 5,727,960 shares of the Company’s common stock upon conversion of the Note.

The Closing is subject to certain conditions, including receipt of all necessary governmental approvals, no injunction or restraining order preventing the consummation of the Transaction, no similar action from a governmental authority and no less than thirty days having passed since the time the Company provides a certain notice to the Stockholders’ Representative or a waiver of such notice by the Stockholders’ Representative.  The Closing of the Transaction is expected to occur within two days after fulfillment of all conditions to Closing.

Pro forma financial information regarding the Transaction is provided as Exhibit 99.1 to this Current Report on Form 8-K.

Shared Services Agreement

In connection with the Transaction, the Company will enter into a shared services agreement (the “Shared Services Agreement”) with the Buyer on the date of Closing which will set forth the terms on which the Company will provide to Buyer, on a transitional basis, certain services or functions that it has historically provided to Elusys. Shared services will include various administrative, accounting, billing, cash management and banking and budgeting services and other support services.

In consideration for such services, the Buyer  will pay fees to the Company for the services provided, and those fees will generally be in amounts intended to allow the Company to recover all of its direct and indirect costs incurred in providing those services. The Company will charge the Buyer a fee for services performed by (i) our employees which shall be a percentage of each employee’s base salary based upon an allocation of their business time spent providing such services and (ii) third parties, the fees charged by such third parties. Buyer will also pay the Company for general and administrative expenses incurred by the Company attributable to both the operation of the Buyer and the Company (other than the provision of the services performed by Company employees) and the provision of the shared services.

Stockholder Rights Agreement

On December 11, 2023, the  Company adopted Amendment No. 6 (the “Amendment No. 6”) to the Rights Agreement, dated March 11, 2018,  as amended by Amendment No. 1 thereto, dated March 8, 2019, as further amended by Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, as further amended by Amendment No. 4, dated March 11, 2022, and as further amendment by Amendment No. 5, dated March 13, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agreement”) exempting Mr. Wolf and the Buyer from becoming an Acquiring Person ( as such term is defined in the Rights Agreement, as amended) by virtue or as a result of the entry into the execution and delivery of the Agreement, the execution and delivery of the Note, the public announcement of the Agreement, the Note, or any transactions contemplated thereby, the issuance of common stock in connection with the Note, the acquisition of or right to acquire shares of common stock issuable upon conversion of the Note, and the performance of any other transactions contemplated by the Agreement or the Note. Amendment No. 6 further provides that the Buyer or Mr. Wolf will become an acquiring person upon acquiring additional shares other than pursuant to the conversion of the Note and above the threshold required to become an “Acquiring Person”, subject to existing exceptions contained in the Rights Agreement.

The Agreement, the Transaction, the Shared Services Agreement, the Amendment No. 6 and the Note were each approved by the Audit Committee of the Board, the Special Committee and the full Board.

The foregoing description of the terms of the Agreement, the Shared Services Agreement, Amendment No. 6, and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 2.1, 10.2, 4.7, and 4.8  respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 in its entirety.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Note and the shares of common stock that may be issued under the Note are being offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, the Company amended (the “Amendment”) the terms of the employment agreement that it entered into with William Ostrander, dated January 4, 2021, to provide that he shall use his best efforts to perform faithfully and efficiently the duties and responsibilities assigned to the Executive hereunder and devote the necessary business time and attention to the performance of his duties with the Company.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On December 12, 2023, the Company issued a press release disclosing the Transaction. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference into this Item 7.01.

In addition, the Company updated its investor presentation.  A copy of the presentation is furnished with this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference into this Item 7.01.The information in this Item 7.01 and in the press release furnished as Exhibit 99.2 to this Current Report on Form 8-K and the presentation furnished as Exhibit 99.3 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.2 to this Current Report on Form 8-K and the presentation furnished as Exhibit 99.3 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01 Other Events.

On December 12, 2023, the Company updated its investor presentation.  The investor presentation investment highlights include the elimination of $40 million of contractual obligations and reduced operating expenses by over $13.0 million per year as a result of the Transaction and the fact that the Company currently has $20.0 million in signed manufacturing contracts.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1*+	Asset and Equity Interests Purchase Agreement by and between NightHawk Biosciences, Inc. and Elusys Holdings Inc., dated as December 11, 2023
4.1

Rights Agreement dated as of March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2018 (File No. 001-35994))

4.2

Amendment No. 1 to the Rights Agreement dated as of March 8, 2019 to the Rights Agreement dated March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2019 (File No. 001-35994))

4.3

Amendment No. 2 to the Rights Agreement dated as of March 10, 2020 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 13, 2020 (File No. 001-35994))

4.4

Amendment No. 3 to the Rights Agreement dated as of March 8, 2021 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, and Amendment No. 2 thereto, dated March 10, 2020, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2021 (File No. 001-35994))

4.5

Amendment No. 4 to the Rights Agreement dated as of March 11, 2022 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2022 (File No. 001-35994)

4.6

Amendment No. 5 to the Rights Agreement dated as of March 11, 2023 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, and Amendment No. 4 thereto, dated March 11, 2022, by and between NightHawk Biosciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2023 (File No. 001-35994)

4.7*

Amendment No. 6 to the Rights Agreement dated as of December 11, 2023 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, Amendment No. 4 thereto, dated March 11, 2022, and Amendment No. 5 thereto, dated March 11, 2023, by and between NightHawk Biosciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent.

4.8*	Form of Convertible Note
10.1*	Amendment No. 2 to William Ostrander Employment Agreement with the Company dated as of December 11, 2023
10.2*	Form of Shared Services Agreement between NightHawk Biosciences, Inc. and Elusys Holdings Inc
99.1*

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2023; Unaudited Pro Forma Condensed Statements of Operations for the Nine Months Ended September 30, 2023; and Unaudited Pro Forma Condensed Statements of Operations for the Year Ended December 31, 2022.

99.2*	Press Release issued by NightHawk Biosciences, Inc. December 12, 2023
99.3*	Investor Presentation dated December 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*     Filed herewith.

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2023	NIGHTHAWK BIOSCIENCES, INC.

	By:	/s/ William Ostrander
	Name:	William Ostrander
	Title:	Chief Financial Officer